UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

ENOVA INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35503	45-3190813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 West Jackson Boulevard
Chicago, Illinois		60604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 568-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.00001 par value per share	ENVA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on December 10, 2025, Enova International, Inc. (the “Company”) entered into the Agreement and Plan of Merger, as amended on December 18, 2025 (as amended, the “Merger Agreement”), by and between the Company and Grasshopper Bancorp, Inc. (“Grasshopper”), a Delaware corporation and the parent holding company of Grasshopper Bank N.A. (“Grasshopper Bank”), a national bank and wholly-owned subsidiary of Grasshopper, pursuant to which, and subject to the terms and conditions therein, (i) Grasshopper was to merge with and into the Company (the “Merger”), and (ii) immediately following the Merger, an interim national bank and wholly-owned subsidiary of the Company was to merge with and into Grasshopper Bank.

On October 16, 2026, the Company and Grasshopper entered into the Mutual Termination Agreement and Release (the “Termination Agreement”) pursuant to which the parties agreed to mutually terminate the Merger Agreement effective as of such date. Under the terms of the Termination Agreement, the Company made a $4,000,000 cash payment to Grasshopper. Neither party will pay any other fees or have any other liabilities to each other related to the Merger Agreement.

The foregoing summary of the Merger Agreement and the Termination Agreement is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is contained in Annex A to the proxy statement/prospectus included in the Registration Statement on Form S-4 (File No. 333-292287) filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 19, 2025, and amended on December 29, 2025, and the complete text of the Termination Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Mutual Termination Agreement and Release, dated as of October 16, 2026, by and between Enova International, Inc. and Grasshopper Bancorp, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova International, Inc.

Date:	October 16, 2026	By:	/s/ Sean Rahilly
Sean Rahilly General Counsel & Secretary